Exhibit 10.28

EXECUTION COPY

Form of Third Amended and Restated Security Agreement among
Hollinger International Publishing Inc. and its Subsidiaries (as defined therein)
and Wachovia Bank, N.A. dated as of December 23, 2002

THIRD AMENDED AND RESTATED SECURITY AGREEMENT

          THIS THIRD AMENDED AND RESTATED SECURITY AGREEMENT (this “Agreement”) dated as of December 23, 2002 is among HOLLINGER INTERNATIONAL PUBLISHING INC., a Delaware corporation (the “Company”) and the Subsidiaries of the Company listed on the signature pages hereof and such other persons or entities which from time to time become parties hereto as debtors (collectively with the Company, the “Debtors” and individually each a “Debtor”) and WACHOVIA BANK, N.A., in its capacity as administrative agent for the Lenders referred to below (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

          WHEREAS, the Company, Telegraph Group Limited (“ Telegraph”), certain other borrowers, The Toronto-Dominion Bank, as issuing bank and Toronto Dominion (Texas), Inc., as administrative agent (in such capacity, together with any successors in such capacity) entered into that certain Fourth Amended and Restated Credit Agreement dated as of April 30, 1999 (as amended or modified and in effect on the Amendment Effective Date, the “Existing Credit Agreement”), whereunder certain financial institutions agreed to make loans and to issue letters of credit and bankers’ acceptances (such loans, letters of credit and bankers’ acceptances outstanding on the Amendment Effective Date, collectively the “Existing Credit Extensions”); and

          WHEREAS, each of the other Debtors executed and delivered that certain Second Amended and Restated Guaranty dated as of April 30, 1999 (as amended or modified and in effect on the Amendment Effective Date, the “Original Guaranty”), guarantying the obligations of the Company, Telegraph and the other borrowers under the Existing Credit Agreement; and

          WHEREAS, in connection with the Original Guaranty, the Debtors executed that certain Second Amended and Restated Company Security Agreement dated as of April 30, 1999 among the Debtors and the Administrative Agent (the “Original Company Security Agreement”); and

          WHEREAS, the Company desires to refinance the Existing Credit Extensions, add additional borrowers thereunder and obtain a revolving loan commitment (to include availability for revolving loans and the issuance of letters of credit) and term loans; and

          WHEREAS, the Company has requested various financial institutions (together with their respective successors and assigns, collectively the “Lenders” and each individually a “Lender”) to amend and restate the Existing Credit Agreement on the terms and conditions set forth in the Fifth Amended and Restated Credit Agreement, dated as of even date herewith, among the Company, Telegraph and First DT Holdings Limited (“FDTH” and, together with the Company and Telegraph, each a “Borrower” and collectively, the “Borrowers”), the Lenders, the Administrative Agent, Wachovia Securities, Inc., as sole lead arranger and book runner, Toronto Dominion (Texas), Inc. as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent (together with all amendments and other modifications, if any, from time

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to time made thereto, the “Amended and Restated Credit Agreement”) to set forth, among other things, the terms and conditions under which the Lenders thereafter will make credit extensions to the Borrowers; it being the intention of the Company, the Lenders, and the Administrative Agent that the Amended and Restated Credit Agreement and the Loan Documents executed in connection therewith shall not effect the novation of the obligations of the Borrowers under the Existing Credit Agreement but be merely a restatement and, where applicable, an amendment of and substitution for the terms governing such obligations hereafter; and

          WHEREAS, in connection with the Amended and Restated Credit Agreement, each of the Debtors (other than the Company) is executing and delivering an amended and restated guaranty of even date herewith (the “Guaranty”) of the obligations of the Borrowers under the Amended and Restated Credit Agreement; and

          WHEREAS, pursuant to Section 14 of the Amended and Restated Credit Agreement the Company has guaranteed the obligations of the other Borrowers under the Amended and Restated Credit Agreement; and

          WHEREAS, as a condition precedent to the Amendment Effective Date of the Amended and Restated Credit Agreement, the Debtors are required to execute and deliver this Agreement; and

          WHEREAS, the parties desire to amend and restate the Original Company Security Agreement to recognize the addition of new Borrowers, it being the intention of the Debtors, the Lenders and the Administrative Agent that this Agreement and the Loan Documents executed in connection herewith shall not effect a novation of the obligations of the Debtors under the Original Company Security Agreement but merely a restatement and, where applicable, an amendment of the terms governing such obligations hereafter;

          WHEREAS, the obligations of the Company under the Amended and Restated Credit Agreement and of each other Debtor under the Guaranty are to be secured pursuant to this Agreement;

          NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to any Borrower by the Lenders or any of them, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.          Definitions. When used herein,(a) the terms Account, Account Debtor, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Commodity Contract, Deposit Account, Document, Equipment, Financial Asset, Fixture, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Rights, Proceeds, Security, Securities Account, Security Entitlement and Uncertificated Security shall have the respective meanings assigned to such terms in the Uniform Commercial Code (as defined below) and (b) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

          Administrative Agent — see the Preamble.

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          Amended and Restated Credit Agreement — see the Recitals.

          Agreement — see the Preamble.

          Assignee Deposit Account — see Section 4.

          Collateral means, with respect to any Debtor, all property and rights of such Debtor in which a security interest is granted hereunder.

          Commitments has the meaning assigned to such term in the Amended and Restated Credit Agreement.

          Company — see the Preamble.

          Computer Hardware and Software means, with respect to any Debtor, (a) all of such Debtor’s rights (including rights as licensee and lessee) with respect to computer and other electronic data processing hardware, whether now owned or hereafter acquired by such Debtor, including, without limitation, all integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, compact disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware; (b) all of such Debtor’s rights (including rights as licensee and lessee) with respect to software programs, whether now owned or hereafter acquired by such Debtor, designed for use on the computers and electronic data processing hardware described in clause (a) above, including, without limitation, all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (c) all of such Debtor’s rights (including rights as licensee and lessee) with respect to any firmware associated with any of the foregoing, whether now owned or hereafter acquired by such Debtor; and (d) all of such Debtor’s rights (including rights as licensee and lessee) with respect to documentation for hardware, software and firmware described in the preceding clauses (a), (b) and (c) above, whether now owned or hereafter acquired by such Debtor, including, without limitation, flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

          Contract Right means, with respect to any Debtor, any right of such Debtor under a contract for the sale or lease of goods or the rendering of services, (i) to receive moneys due and to become due thereunder, (ii) to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) with respect to claims of such Debtor for damages arising out of or for breach of or default thereunder, and (iv) to terminate such contract, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder.

          Debtor — see the Preamble.

          Default means the occurrence of any of the following events: (a) any Event of Default or (b) any warranty of any Debtor herein being untrue or misleading in any material respect and, with the result that the Administrative Agent’s security interest in, or rights and remedies with respect to any material portion of the Collateral of such Debtor is impaired or otherwise adversely affected.

          Event of Default has the meaning assigned to such term in the Credit Agreement.

          General Intangibles means, with respect to any Debtor, all of such Debtor’s “general intangibles” as defined in Uniform Commercial Code as in effect in New York on the date hereof

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and, in any event, includes (without limitation) all of such Debtor’s trademarks, trade names, patents, copyrights, trade secrets, customer lists, inventions, designs, software programs, mask works, goodwill, registrations, licenses, franchises, tax refund claims, guarantee claims, security interests and rights to indemnification.

          Guaranty — see the Recitals.

          Intellectual Property means all past, present and future: trade secrets and other proprietary information; trademarks, service marks, business names, designs, logos, indicia, and/or other source and/or business identifiers and the goodwill of the business relating thereto or symbolized thereby and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law) (collectively “Trademarks”); copyrights (including, without limitation, copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing set forth in this definition and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing set forth in this definition; the right to sue for all past, present and future infringements of any of the foregoing set forth in this definition; and all common law and other rights throughout the world in and to all of the foregoing set forth in this definition.

          Lender — see the Recitals.

          Liabilities means, as to each Debtor, all obligations (monetary or otherwise) of such Debtor under or in connection with the Amended and Restated Credit Agreement, the Guaranty, Letters of Credit or Letter of Credit Applications, any other Loan Document or any other document or instrument (including any Hedging Agreement (as defined in the Amended and Restated Credit Agreement) entered into with a Qualified Hedge Counterparty (as defined in the Amended and Restated Credit Agreement) executed in connection therewith, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due including, without limitation, any post-petition interest accruing during any bankruptcy reorganization of any Debtor or other similar proceeding.

          Loan Document has the meaning assigned to such term in the Amended and Restated Credit Agreement.

          Non-Tangible Collateral means, with respect to any Debtor, such Debtor’s Accounts, Contract Rights and General Intangibles.

          Permitted Liens — see clause (i) of Section 3.

          Secured Party — see the Guaranty.

          Subsidiary has the meaning assigned to such term in the Amended and Restated Credit Agreement.

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          Uniform Commercial Code means the Uniform Commercial Code as in effect in the State of New York on the date of this Agreement, as the same may be amended from time to time; provided, however, as used in Section 8 hereof, “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

          Unmatured Event of Default has the meaning assigned to such term in the Amended and Restated Credit Agreement.

          Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Amended and Restated Credit Agreement.

          2.     Grant of Security Interest. As security for the payment of all Liabilities, each Debtor hereby assigns to the Administrative Agent for the benefit of the Lenders and the other Secured Parties, and grants to the Administrative Agent for the benefit of the Lenders and the other Secured Parties, a continuing security interest in, the following, whether now or hereafter existing or acquired:

All of such Debtor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Debtor, wherever located, and whether now or hereafter existing or arising:

(a)	all accounts (including, without limitation, health-care-insurance receivables), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property, and all other Accounts;

(b)	all Chattel Paper;

(c)	all Commercial Tort Claims;

(d)	all Computer Hardware and Software and all rights with respect thereto, including, without limitation, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

(e)	all Contract Rights;

(f)	all Deposit Accounts including, without limitation, the deposit accounts described on Schedule IV hereto, and all funds and financial assets from time to time credited thereto, all interest, dividends, distributions, cash,

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instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing any such Deposit Accounts; all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Administrative Agent for or on behalf of such Debtor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Collateral; and all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral;

(g)	all Documents;

(h)	all General Intangibles;

(i)	all equipment (including, without limitation, all Equipment) in all of its forms, including, without limitation, all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto and all software related thereto, including, without limitation, software that is embedded in and is part of the equipment;

(j)	all inventory (including, without limitation, all Inventory) in all of its forms, including, without limitation, (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Debtor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Debtor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Debtor), and all accessions thereto and products thereof and documents therefor, and all software related thereto, including, without limitation, software that is embedded in and is part of the inventory and all other Inventory and all other Inventory;

(k)	all Fixtures, and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

(l)	all Instruments;

(m)	all Intellectual Property;

(n)	all investment property (including, without limitation, all (A) Securities, including Certificated Securities or Uncertificated Securities, (B) Security Entitlements, (C) Securities Accounts, (D) Commodity Contracts and (E) Commodity Accounts) in which such Debtor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such

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investment property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all subscription warrants, rights or options issued thereon or with respect thereto;

(o)	all Letter-of-Credit Rights and letters of credit (as such term is defined in Article 5 of the Uniform Commercial Code);

(p)	all money (of every jurisdiction whatsoever); and

(q)	to the extent not included in the foregoing, all personal property of any kind or description;

together with all books, records, writings, databases, information in whatever form and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits distributions on, rights arising out of, returns of and from, and any and all claims and/or insurance payments arising out of the loss, nonconformity or interference with the use of, defects or infringement of rights in, or damage to any of the foregoing; provided, however, that to the extent that the provisions of any lease or license of Computer Hardware and Software or Intellectual Property prohibit (which prohibition is enforceable under applicable law) the assignment thereof, and the grant of a security interest therein, such Debtor’s rights in such lease or license shall be excluded from the foregoing assignment and grant for so long as such prohibition continues, it being understood that upon request of the Administrative Agent, such Debtor will in good faith use all reasonable efforts to obtain consent for the creation of a security interest in favor of the Administrative Agent in such Debtor’s rights under such lease or license; and provided further, that to the extent that the grant of a security interest by CST Member LLC in its membership interest in 401 North Wabash LLC would constitute a violation of the Organic Documents of 401 North Wabash LLC with respect to 1% of the 50% in which the security interest is granted hereunder, such interest shall be excluded from the foregoing assignment and grant to the extent and until such time such prohibition continues.

Each Debtor who executed a Trademark Security Agreement dated February 7, 1996, as amended, modified or supplemented from time to time (each an “Existing Trademark Security Agreement”) in connection with the Original Company Security Agreement agrees and acknowledges that such Existing Trademark Security Agreement remains in full force and effect and is hereby ratified and confirmed and from and after the date hereof, each reference to the Credit Agreement therein shall be deemed to be a reference to the Amended and Restated Credit Agreement.

          3.     General Warranties. Each Debtor warrants that: (a) no financing statement (other than any which may have been filed on behalf of or properly assigned to the Administrative Agent or in connection with security interests or liens expressly permitted by the Amended and Restated Credit Agreement (“Permitted Liens”) covering any of the Collateral is

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on file in any public office; (b) such Debtor is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, other than the security interest created hereunder and Permitted Liens, with full power and authority to execute this Agreement and perform such Debtor’s obligations hereunder, and to subject the Collateral to the security interest hereunder; (c) all written information with respect to Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Debtor to the Administrative Agent or any Lender, and all other written information heretofore or hereafter furnished by such Debtor to the Administrative Agent or any Lender, is and will be true and correct in all material respects as of the date furnished; (d) such Debtor’s true legal name as registered in the jurisdiction of such Debtor’s organization, state of organization, organizational identification number as designated by the state of such Debtor’s organization, chief executive office and principal place of business are as set forth on Schedule I hereto; (e) each other location where such Debtor maintains a place of business or where any Collateral is located is set forth on Schedule II hereto and no Collateral is in the possession of any bailee, warehouseman, agent or processor except as specifically described on Schedule II hereto; (f) except as disclosed on Schedule I, such Debtor is not now known and during the five years preceding the date hereof has not previously been known by any trade name; (g) except as disclosed on Schedule I, during the five years preceding the date hereof, such Debtor has not been known by any legal name different from the one set forth on the signature page of this Agreement; (h) (i) Schedule III hereto contains a complete listing of all of such Debtor’s Intellectual Property which has been registered under any registration statute, and (ii) such Debtor does not own any patents; (i) the execution and delivery of this Agreement and the performance by such Debtor of its obligations hereunder are within such Debtor’s corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the organizational documents of such Debtor or of any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon such Debtor; (j) this Agreement is a legal, valid and binding obligation of such Debtor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and creates a valid and, except for Permitted Liens, after all appropriate financing statements are filed, all appropriate filings are made with the U.S. Patent and Trademark Office, and all appropriate action is taken with respect to the Chattel Paper, the Certificated Securities and the Deposit Accounts, all of which action has been taken, first priority security interest in the Collateral and such security interest is entitled to all rights, priorities and benefits afforded by the Uniform Commercial Code; (k) such Debtor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, except for any non-compliance which would not be reasonably likely to materially and adversely affect any material portion of the Collateral of such Debtor; (l) such Debtor has no Commercial Tort Claims (as defined in Section 9-102(13) of the Uniform Commercial Code Code) other than those listed in Schedule V hereto; and (m) such Debtor maintains no deposit accounts other than (i) those described on Schedule IV hereto, and (ii) those in which the Debtor maintains an aggregate of no more (when aggregated with all amounts held by all other Debtors in accounts not listed on Schedule IV hereto) than

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     $10,000,000 during the first 90 days after the Amendment Effective Date, and $3,000,000 at any time thereafter.

          4.     Collections, etc. (a) Until such time as the Administrative Agent shall notify such Debtor in writing of the revocation of such power and authority which notification shall remain in effect only so long as any Default has occurred and is continuing, each Debtor (i) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Debtor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Debtor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due under any of the Non-Tangible Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request or, in the absence of such request, as such Debtor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral. The Administrative Agent, however, may, at any time that a Default exists and is continuing, after first notifying the Company of its intention to do so, whether before or after any revocation of such power and authority or the maturity of any of the Liabilities, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Non-Tangible Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Administrative Agent during the existence of a Default, each Debtor will, at its own expense, notify any parties obligated on any of the Non-Tangible Collateral to make payment directly to the Administrative Agent of any amounts due or to become due thereunder.

          (b)  During the existence of a Default, all items or amounts which are delivered by any Debtor to the Administrative Agent on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (each an “Assignee Deposit Account”) of such Debtor with the Administrative Agent, or a bank designated by the Administrative Agent, as security for payment of the Liabilities. No Debtor shall have any right to withdraw any funds deposited in the applicable Assignee Deposit Account. The Administrative Agent may, from time to time, in its discretion, and shall upon request of the applicable Debtor made not more than once in any week, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account, toward payment of the Liabilities, whether or not then due, in such order of application as the Administrative Agent may determine, and the Administrative Agent may, from time to time, in its discretion, release all or any of such balance to the applicable Debtor.

          (c)  Upon the occurrence and during the continuance of a Default the Administrative Agent is authorized to endorse, in the name of the applicable Debtor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

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          (d)  No Debtor shall maintain any Deposit Account or deposit any items or amounts in any Deposit Account, except: (i) Deposit Accounts maintained with the Administrative Agent (which accounts shall, in the discretion of the Administrative Agent, be subject to a control agreement of the type described in clause (ii) below in form and substance acceptable to the Administrative Agent) (ii) Deposit Accounts as to which each respective Debtor, the Administrative Agent and the depositary bank have entered into an agreement in form and substance acceptable to the Administrative Agent that the depositary bank will comply with instructions originated by the Administrative Agent directing disposition of the funds in the account without further consent by such Debtor and (iii) other Deposit Accounts which do not contain aggregate balances in excess of $3,000,000 at any time.

          (e)  Each Debtor hereby appoints the Administrative Agent as the attorney-in-fact for such Debtor for the purpose of carrying out the provisions of this Agreement and taking any action and executing or completing any instruments which the Administrative Agent may deem reasonably necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest; provided that the Administrative Agent shall not exercise its rights as such attorney in fact unless a Default exists. Notwithstanding any other provision herein or in the other Loan Documents, the Administrative Agent may at any time make any and all filings deemed reasonably necessary in furtherance of this Agreement, the other Loan Documents and the purposes hereof and thereof, including without limitation, Uniform Commercial Code financing statements showing any Debtor hereunder as Debtor thereunder (which financing statements may be filed in advance of the Amendment Effective Date) in all appropriate jurisdictions, which financing statements may describe the collateral in which a security interest is granted by each such Debtor as “all assets” of such Debtor.

          5.     Certificates, Schedules and Reports. Each Debtor will from time to time, as the Administrative Agent may reasonably request, deliver to the Administrative Agent such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by such Debtor in full or partial payment of any of the Collateral, as the Administrative Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of such Debtor and shall be in such form and detail as the Administrative Agent may reasonably specify. Each Debtor shall immediately notify the Administrative Agent of the occurrence of any event causing any loss or depreciation in the value of its Inventory or other Goods which is material to such Debtor, and such notice shall reasonably specify the amount of such loss or depreciation.

          6.     Agreements of the Debtors. (a) Each Debtor (i) will, upon request of the Administrative Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Administrative Agent) and do such other acts and things (including, without limitation, delivery to the Administrative Agent of any Instruments or Certificated Securities which constitute Collateral), all as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid and perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Liabilities, to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Debtor and to provide evidence

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that the Administrative Agent may deem reasonably necessary that all such action has been taken; (ii) hereby authorizes the Administrative Agent to file financing statements describing the collateral as “all property” or words of similar import, and to file other documents without its signature (to the extent allowed by applicable laws); (iii) shall not change its state of organization or its name, identity or organizational structure such that any financing statement filed to perfect the Administrative Agent’s interests under this Agreement would become seriously misleading, unless such Debtor shall have given the Administrative Agent not less than 30 days’ prior written notice of such change (provided that this Section 7(a)(iii) shall not be deemed to authorize any change or transaction prohibited under the Amended and Restated Credit Agreement); (iv) will keep all its Collateral (other than Non-Tangible Collateral) at, and will not maintain any place of business or locate any such Collateral at any location other than, its address(es) shown on Schedules I and II hereto or at such other addresses of which such Debtor shall have given the Administrative Agent not less than 30 days’ prior written notice; (v) will keep its records concerning the Non-Tangible Collateral in such a manner as will enable the Administrative Agent or its designees to determine at any time the status of the Non-Tangible Collateral; (vi) will furnish the Administrative Agent such information concerning such Debtor, the Collateral and the Account Debtors as the Administrative Agent may from time to time reasonably request; (vii) will permit the Administrative Agent and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of a Default) to inspect such Debtor’s Collateral, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Debtor pertaining to the Collateral and the Account Debtors, and will, upon request of the Administrative Agent during the existence of a Default, deliver to the Administrative Agent all of such records and papers; (viii) will, upon request of the Administrative Agent, stamp on its records concerning the Collateral, and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form satisfactory to the Administrative Agent, of the security interest of the Administrative Agent hereunder; (ix) except as permitted by the Amended and Restated Credit Agreement, will not sell, lease, assign or create or permit to exist any lien on or security interest in any Collateral other than Permitted Liens and liens and security interests in favor of the Administrative Agent; (x) will at all times keep all its Collateral insured as provided in the Amended and Restated Credit Agreement, and cause all such policies covering such Collateral to provide that loss thereunder shall be payable to the Administrative Agent as its interest may appear and such policies or certificates thereof shall, if the Administrative Agent so requests, be deposited with or furnished to the Administrative Agent; (xi) will take such actions as are reasonably necessary to keep its Inventory in good repair and condition, ordinary wear and tear excepted and in producing such Inventory, shall comply with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act; (xii) will take such actions as are reasonably necessary to keep its Equipment and other Goods used by such Debtor in its business in good repair and condition and in good working or running order, ordinary wear and tear excepted; (xiii) will promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance, transfer or use of its Collateral (except tax contests permitted by the Amended and Restated Credit Agreement); (xiv) will, upon written request of the Administrative Agent, (A) cause to be noted on the applicable certificate, in the event any of its Collateral is covered by a certificate of title, the security interest of the Administrative Agent in the Collateral covered thereby, and (B)

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deliver all such certificates to the Administrative Agent or its designees; (xv) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral; (xvi) will keep all of the tangible Collateral, Deposit Accounts and Investment Property at the places specified in Section 3, or upon 30 days’ prior written notice to the Administrative Agent, at such other places designated in such notice, provided that any such specified place shall be within the United States; (xvii) will reimburse the Administrative Agent for all expenses, including reasonable attorneys’ fees and legal expenses, incurred by the Administrative Agent in seeking to collect or enforce any rights in respect of such Debtor’s Collateral; and (xviii) will cause each insurance policy maintained by such Debtor with respect to the Collateral to (i) name such Debtor and the Administrative Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Administrative Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Administrative Agent notwithstanding any action, inaction or breach of representation or warranty by such Debtor, (iii) provide that there shall be no recourse against the Administrative Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days’ prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insurer.

          (b)  Any expenses incurred in protecting, preserving and maintaining any Collateral shall be borne by the applicable Debtor. Whenever a Default shall be existing, the Administrative Agent shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder and to directly enforce against the applicable obligors all obligations with respect to any Collateral, in which event the applicable Debtor shall at the request of the Administrative Agent do any and all lawful acts and execute any and all proper documents required by the Administrative Agent in aid of such enforcement and such Debtor shall promptly, upon demand, reimburse and indemnify the Administrative Agent for all reasonable costs and expenses incurred by the Administrative Agent in the exercise of its rights under this Section 7. Notwithstanding the foregoing, the Administrative Agent shall have no obligations or liabilities regarding any of the Collateral by reason of, or arising out of, this Agreement.

          (c)  With respect to its Intellectual Property, each Debtor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Annex A hereto or otherwise in form and substance satisfactory to the Administrative Agent (an “Intellectual Property Security Agreement”), for recording the security interest granted hereunder to the Administrative Agent in such Intellectual Property with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property.

          (d)  Each Debtor agrees that should it obtain an ownership interest in any item of Intellectual Property after the date hereof (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Collateral subject to the terms and conditions of this Agreement with respect thereto. Each Debtor shall give prompt written notice to the Administrative Agent identifying the After-Acquired Intellectual Property, and such Debtor shall execute and deliver to the Administrative Agent with such written notice, or otherwise authenticate, an agreement

Company Security Agreement

12

substantially in the form of Annex B hereto or otherwise in form and substance satisfactory to the Administrative Agent (an “IP Security Agreement Supplement”) covering such After-Acquired Intellectual Property which IP Security Agreement Supplement shall be recorded with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

          7.     Default. (a) Whenever a Default shall be existing, the Administrative Agent may exercise from time to time any and all rights and remedies available to it under applicable law, in addition to those described in this Section below. Each Debtor agrees, in case of Default, (i) to assemble, at its expense, all its Inventory, Equipment and other Goods (other than Fixtures) at a convenient place or places acceptable to the Administrative Agent, and (ii) at the Administrative Agent’s request, to execute all such documents and do all such other things which may be reasonably necessary or desirable in order to enable the Administrative Agent or its nominee to be registered as owner of the Intellectual Property with any competent registration authority and to otherwise enforce its rights with respect to any Collateral. Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least five days before such disposition. Any and all proceeds of any disposition by the Administrative Agent of any of the Collateral may be applied by the Administrative Agent to payment of expenses in connection with the Collateral, including reasonable attorneys’ fees and legal expenses, and any balance of such proceeds may be applied by the Administrative Agent toward the payment of such of the Liabilities, and in such order of application, as the Administrative Agent may from time to time elect.

          (b)  Each Debtor hereby agrees and acknowledges that a commercially reasonable disposition of any Collateral, including, without limitation, Inventory, Equipment, Computer Hardware and Software or Intellectual Property may be by lease or license of, in addition to the sale of, such Collateral. Each Debtor further agrees and acknowledges that a disposition (i) made in the usual manner on any recognized market, (ii) at the price current in any recognized market at the time of disposition and (iii) in conformity with reasonable commercial practices among dealers in the type of property subject to the disposition shall be deemed commercially reasonable.

          (c)  Each Debtor hereby appoints the Administrative Agent as such Debtor’s attorney-in-fact, with full power and authority in the place of such Debtor and in the name of such Debtor, in Administrative Agent’s discretion, to take any action and to execute any instrument that it may deem necessary to accomplish the purposes of this Agreement.

          8.     General. (a) The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any applicable Debtor requests in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by any Debtor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of such Collateral.

Company Security Agreement

13

          (b)  All notices hereunder shall be in writing (including, without limitation, facsimile transmission) and shall be sent to the applicable party at, in the case of a Debtor other than the Company, its address set forth below its signature on the Guaranty, and in the case of the Company and the Administrative Agent, at its address set forth below its signature to the Amended and Restated Credit Agreement, and in each case, at such other address as such party may, by written notice received by the other parties hereto, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given [three Business Days after] the date when sent by registered or certified mail, postage prepaid [or, if earlier, when received]; and notices sent by hand delivery shall be deemed to have been given when received.

          (c)  Each of the Debtors agrees to indemnify, defend and save and hold harmless the Administrative Agent, each other Lender, and each other Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. Each of the Debtors agrees to pay all reasonable expenses (including reasonable attorney’s fees and legal expenses) paid or incurred by the Administrative Agent, any Lender or any other Secured Party in endeavoring to collect the Liabilities of such Debtor, or any part thereof, and in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Debtor, (iii) the exercise or enforcement of any of the rights of the Administrative Agent, the other Lenders, or the other Secured Parties hereunder or (iv) the failure by such Debtor to perform or observe any of the provisions hereof, and such obligations will themselves be Liabilities.

          (d)  No delay on the part of the Administrative Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

          (e)  This Security Agreement shall remain in full force and effect until all Liabilities have been paid in full and all Commitments, Letters of Credit and Hedging Agreements entered into with a Lender or an affiliate thereof have terminated. If at any time all or any part of any payment theretofore applied by the Administrative Agent or any Lender to any of the Liabilities is or must be rescinded or returned by the Administrative Agent or such Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Debtor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Administrative Agent or such Lender, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such

Company Security Agreement

14

Liabilities, all as though such application by the Administrative Agent or such Lender had not been made.

          (f)  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          (g)  The rights and privileges of the Administrative Agent hereunder shall inure to the benefit of its successors and assigns.

          (h)  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          (i)  No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Administrative Agent, any other Lender or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (j)  At any time after the date of this Agreement, one or more additional persons or entities may become parties hereto by executing and delivering to the Administrative Agent a counterpart of this Agreement. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Agreement.

          (k)  The obligations of each Debtor under this Agreement are independent of the Secured Obligations or any other Obligations of any other Obligor under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Debtor to enforce this Agreement, irrespective of whether any action is brought against such Debtor or any other Obligor or whether such Debtor or any other Obligor is joined in any such action or actions. All rights of the Administrative Agent, the other Lenders, and the other Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of each Debtor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

Company Security Agreement

15

(i)	any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

(ii)	any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other Obligations of any other Obligor under or in respect of the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Obligor or any of its Subsidiaries or otherwise;

(iii)	any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(iv)	any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other Obligations of any other Obligor under or in respect of the Loan Documents or any other assets of any Obligor or any of its Subsidiaries;

(v)	any change, restructuring or termination of the corporate structure or existence of any Obligor or any of its Subsidiaries;

(vi)	any failure of any Secured Party to disclose to any Obligor any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Obligor now or hereafter known to such Secured Party (each Debtor waiving any duty on the part of the Secured Parties to disclose such information);

(vii)	the failure of any other Person to execute this Agreement or any other Collateral Document, guaranty or agreement or the release or reduction of liability of any Debtor or other grantor or surety with respect to the Secured Obligations; or

(viii)	any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.

     (l)  This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Obligor or otherwise, all as though such payment had not been made.

     (m)  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER,

Company Security Agreement

16

THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH ON SCHEDULE I HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE ADMINISTRATIVE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (n)  EACH DEBTOR, THE ADMINISTRATIVE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          (o)  All payments to be made by any Debtor to any person hereunder shall be made free and clear of, and without deduction or withholding for or on account of, tax unless such Debtor is required by law to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by such Debtor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, such person receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

          (p)  The obligations of each Debtor, in respect of any sum due to the Administrative Agent or any Lender hereunder shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum was originally denominated (the “Original Currency”), be discharged only to the extent that following receipt by the Administrative Agent or such Lender of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, in accordance with normal banking procedures, purchases the Original Currency with the Judgment Currency. If the amount of

Company Security Agreement

17

Original Currency so purchased is less than the sum originally due to the Administrative Agent or such Lender, such Debtor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss, and if the amount of Original Currency so purchased exceeds the sum originally due to the Administrative Agent or such Lender, as the case may be, the Administrative Agent or such Lender agrees to remit such excess to such Debtor.

Company Security Agreement

18

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

ALLIANCE NEWS INC.
AMERICAN PUBLISHING (1991) INC.
AMERICAN PUBLISHING COMPANY
AMERICAN PUBLISHING COMPANY OF NEW YORK
APAC-90 OKLAHOMA HOLDINGS, INC.
APAC-95 OKLAHOMA HOLDINGS, INC.
APC 1993, INC.
APMS-93 INC.
CHICAGO GROUP ACQUISITION INC.
CHICAGO SUN-TIMES FEATURES, INC.
CHICAGO SUN-TIMES, INC.
DIGITAL CHICAGO INC.
FOX VALLEY PUBLICATIONS, INC.
HOLLINGER INTERNATIONAL PUBLISHING INC.
HOLLINGER NCI HOLDINGS, LLC
HTH BENHOLDCO LLC
HTH HOLDINGS INC.
LHAT CORPORATION
MIDWEST SUBURBAN PUBLISHING, INC.
PIONEER NEWSPAPERS INC.
REACH CHICAGO INC.
SUN TELEMARKETING INC.
SUN-TIMES DISTRIBUTION SYSTEMS, INC.
SUN-TIMES PRD INC.
TAHL (2002) INC.
TELEGRAPH AUSTRALIAN HOLDINGS LIMITED
THE JOHNSTOWN TRIBUNE PUBLISHING COMPANY
THE POST-TRIBUNE COMPANY
THE RED STREAK HOLDING COMPANY
THE SUN-TIMES COMPANY
VALLEY CABLE TV, INC

By:
Name:
Title:

Address:	401 North Wabash Avenue
Chicago, Illinois 60611

Facsimile No.:	(312) 321-0629

Attention:

Company Security Agreement

OKLAHOMA AIRPLANE LLC

By: APAC-95 Oklahoma Holdings, Inc., its Manager

By:
Name:
Title:

Address:	401 North Wabash Avenue
Chicago, Illinois 60611

Facsimile No.:	(312) 321-0629

Attention:

CST MEMBER LLC

By: Chicago Sun-Times, Inc., its Manager

By:
Name:
Title:

Address:	401 North Wabash Avenue
Chicago, Illinois 60611

Facsimile No.:	(312) 321-0629

Attention:

Company Security Agreement

HGP, PARTNERSHIP

By: Hollinger International Publishing Inc., general partner

By:
Name:
Title:

By: The Johnstown Tribune Company, its general partner

By:
Name:
Title:

Address:	401 North Wabash Avenue
Chicago, Illinois 60611

Facsimile No.:	(312) 321-0629

Attention:

WACHOVIA BANK, N.A. as Administrative Agent

By:
Name:
Title:

Address:	One Wachovia Center, 301 South College Street Charlotte, NC 28288-0604

Facsimile No.:	(704) 374-4092

Attention:	Joe Mynatt

Company Security Agreement

The undersigned is executing a counterpart of this Third Amended and Restated Security Agreement dated as of , 2002 for purposes of becoming a party hereto and represents and warrants that the information on the attached Schedules is true and correct as to the undersigned:

By:
Name:
Title:

Date:

Company Security Agreement

SCHEDULE I
TO SECURITY AGREEMENT

			Other Names in Prior 5
			Years (whether as
			result of name change,
		State	merger or other
		Organization	corporate
Legal Name and Chief Executive Office[1]	State of Organization	Number	reorganization)

Hollinger International Publishing Inc.	Delaware	2569811
Alliance News Inc.	Delaware	3045110
American Publishing (1991) Inc.	Delaware	2107464
American Publishing Company	Delaware	2547829
American Publishing Company of New York	Delaware	2136253
APAC-90 Oklahoma Holdings, Inc.	Delaware	2264361

[1]	Unless otherwise noted, the Chief Executive Office for each company is 401 North Wabash, Chicago, Cook County, Illinois 60611

Company Security Agreement

			Other Names in Prior 5
			Years (whether as
			result of name change,
		State	merger or other
		Organization	corporate
Legal Name and Chief Executive Office[1]	State of Organization	Number	reorganization)

APAC-95 Oklahoma Holdings, Inc.	Delaware	2540865
APC 1993, Inc.	Illinois	2365506
APMS-93 Inc.	Illinois	5761-533-8
Chicago Group Acquisition Inc.	Illinois	3058295
Chicago Sun-Times Features, Inc.	Delaware	2127172
Chicago Sun-Times, Inc.	Delaware	2092698
CST Member LLC	Delaware	3477657
Digital Chicago Inc.	Illinois	5971-909-2
Fox Valley Publications, Inc.	Delaware	2181758	American Publishing Company of Arkansas (name changed in 2000)
HGP, Partnership	New York	Not applicable
Hollinger NCI Holdings, LLC	Delaware	3539939

			Other Names in Prior 5
			Years (whether as
			result of name change,
		State	merger or other
		Organization	corporate
Legal Name and Chief Executive Office[1]	State of Organization	Number	reorganization)

HTH Benholdco LLC	Delaware	2680034
HTH Holdings Inc.	Delaware	2674588
LHAT Corporation	Delaware	3035932
Midwest Suburban Publishing, Inc.	Delaware	2085017	Daily Southtown Inc. (name changed in 1997)
Oklahoma Airplane LLC	Delaware	2870503
Pioneer Newspapers Inc.	Delaware	2180338
Reach Chicago Inc.	Delaware	3031486
Sun Telemarketing Inc.	Delaware	3544406
Sun-Times Distribution Systems, Inc.	Delaware	2137843
Sun-Times PRD Inc.	Delaware	2811272	APC Wishingwell Inc. (Name changed in 1998)
TAHL (2002) Inc.	Delaware	3509180

			Other Names in Prior 5
			Years (whether as
			result of name change,
		State	merger or other
		Organization	corporate
Legal Name and Chief Executive Office[1]	State of Organization	Number	reorganization)

Telegraph Australian Holdings Limited	Delaware	2846617
The Johnstown Tribune Publishing Company	Delaware	2086038
The Post-Tribune Company	Delaware	2148386	American Publishing Company of Illinois (name changed in 2001)
The Red Streak Holdings Company	Delaware	3375368	Sun Pioneer Inc. (name changed in 2002)
The Sun-Times Company	Delaware	2092697
Valley Cable TV, Inc.	California	1678363

SCHEDULE II

TO SECURITY AGREEMENT

Principal Places of Business (other than Chief Executive Office) and

Other Locations where Collateral is Located

1.     Midwest Suburban Publishing, Inc.

5959 South Harlem, Chicago, Illinois

6901 W. 159th Street, Tinley Park, Illinois

2.     Fox Valley Publications, Inc.

3101 N. Route 30, Plainfield, Illinois, 60544

101 S. River Street, Aurora, Illinois, 60506

300 Lake Street, Elgin, Illinois, 60120

300 Caterpillar Drive, Joliet, Illinois, 60436

2383 Delany Road, Waukegan, Illinois, 60085

1500 W. Ogden Avenue, Naperville, Illinois, 60540

3.     Chicago Sun-Times, Inc.

132 East Delaware #4801, Chicago, Illinois

2800 S. Ashland Avenue, Chicago, Illinois

930 Lee Street, Elk Grove, Illinois

4.     Pioneer Newspapers Inc. (d/b/a Pioneer Press Newspaper)

8701 West Lake Avenue, Glenview Illinois

130 South Prospect, Park Ridge, Illinois

440 East Ogden, Hinsdale, Illinois

850 North Milwaukee, Vernon Hills, Illinois

5.     Hollinger International Inc.

712 5th Avenue, 18th Floor, New York, New York

635 Park Avenue, 1st Floor, New York, New York

Company Security Agreement

SCHEDULE III
TO SECURITY AGREEMENT

PATENTS

None.

TRADEMARKS

	Registration		Expiration
Trademark Name	Number	Type	Date	Entity Owner

To Your Good Health	831,085	US	2007	Chicago Sun-Times, Inc.
All That Zazz	1,521,762	US	2009	Chicago Sun-Times, Inc.
Between the Lines	80,597	IL	2007	Chicago Sun-Times, Inc.
Chicago Daily News	084817	IL	2005	Chicago Sun-Times, Inc.
Chicago Sun-Times	1442078	IL	2007	Chicago Sun-Times, Inc.
Digital Chicago	2,398,173	US	2020	Digital Chicago Inc.
Digital Chicago	084855	IL	2005	Digital Chicago Inc.
Elite	085171	IL	2005	Midwest Suburban Publishing Inc.
H Logo	75/174,624	US	2006	Hollinger Intl.
Hollinger Digital	2,271,219	US	2009	Hollinger Intl.
Hollinger International	2149847	US	2006	Hollinger Intl.
Hollinger International	2107696	UK & IRL	2006	Hollinger Intl.
Quick Takes	084603	IL	2005	Chicago Sun-Times, Inc.
Red Streak	pending	IL		Chicago Sun-Times, Inc.
Sun-Times	966535	US	2003	Chicago Sun-Times, Inc.
T.V. Prevue	979443	US	2004	Chicago Sun-Times, Inc.
The Smart Shopper	048969	IL	2005	Chicago Sun-Times, Inc.
Between the lines	2,200,687	US		Chicago Sun-Times, Inc.
Zipnet	1,789,918	US		Chicago Sun-Times, Inc.
City Scene	79,687	IL		Chicago Sun-Times, Inc.
Beat the Champions	50,512	IL		Chicago Sun-Times, Inc.
Hollinger Digital	2,107,801	UK		Hollinger International Inc.

	Registration		Expiration
Trademark Name	Number	Type	Date	Entity Owner

Hollinger	TMA 564,852	CA		Chicago Sun-Times, Inc.
Digital New York	75/632,168	US		Digital Chicago, Inc.
Antioch Review	2,284,093	US		Pioneer Newspapers Inc.
Senior Class	2,261,700	US		Pioneer Newspapers Inc.
North Shore and design	1,311,035	US		Pioneer Newspapers Inc.
The Evanston Review stylized letters	261,511	US		Pioneer Newspapers Inc.
Wilmette Life stylized letters	261,512	US		Pioneer Newspapers Inc.
Winnetka Talk	261,513	US		Pioneer Newspapers Inc.
Glencoe News	261,333	US		Pioneer Newspapers Inc.

COPYRIGHTS

Name	Reg. No.	Reg. Date	Owner

Ask pling anything	VA628098	September 13, 1993	Chicago Sun-Times Features, Inc.
Ask pling anything	VA628097	September 14, 1993	Chicago Sun-Times Features, Inc.
Ask pling anything	VA628096	September 14, 1993	Chicago Sun-Times Features, Inc.
Ask Pling Anything	VA628095	September 14, 1993	Chicago Sun-Times Features, Inc.
Chicago Sun-Times Metro Chicago Almanac: fascinating facts and offbeat offerings about the Windy City/Don Hayner and Tom McNamee	TX3653506	July 14, 1993	Chicago Sun-Times Features, Inc.
Chicago Sun-Times Metro Chicago Almanac: fascinating facts and offbeat offerings about the Windy City/Don Hayner and Tom McNamee	TX3230719	January 21, 1992	Chicago Sun-Times Inc. and Bonus Books, Inc.
Chicago Sun-Times			Chicago Sun-Times, Inc. (assigned from Newscorp Services, B.V.)
CAWTS-CAWT table construction utility	TX1117677	April 18, 1983	Chicago Sun-Times, Inc. (assigned from Newscorp Services, B.V.)

SCHEDULE IV
TO SECURITY AGREEMENT

DEPOSIT ACCOUNTS

LA SALLE NATIONAL BANK

US Dollars:

The Sun-Times Company — Main Concentration Account	2335939
Chicago Sun-Times Inc. — Accounts Payable	5800384538
Chicago Sun-Times Inc. — Depository	5800384520
Chicago Sun-Times Inc. — ATM — Depository	2335642
Pioneer Newspaper Inc. — Depository	5800322280
Midwest Suburban Publishing, Inc. — Depository	5800322298
Fox Valley Publications, Inc. — Depository	5800322306
Lerner (a division of Midwest Suburban Publishing, Inc.) — Depository	5800322314
Chicago Sun-Times Inc. — Payroll	5800322322
Pioneer Newspapers Inc. — Payroll	2294106
Midwest Suburban Publishing, Inc. — Payroll	5800384579
Fox Valley Publications, Inc. — Payroll	5800384504
Doings (a division of Chicago Group Acquisition Inc.) — Payroll	5800384512
Midwest Suburban Publishing, Inc. — Payroll	5800384579
Hollinger International Publishing Inc. — Trust	038933800

SCHEDULE V
TO SECURITY AGREEMENT

COMMERCIAL TORT CLAIMS

None.

Company Security Agreement

Annex A to the
Security Agreement

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

          This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated December ____, 2002 is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of Wachovia Bank, N.A. as administrative agent (the “Administrative Agent”) for the Secured Parties (as defined in the Security Agreement referred to below).

          WHEREAS, Hollinger International Publishing Inc., a Delaware corporation, and certain of its affiliates entered into a Fifth Amended and Restated Credit Agreement, dated as of December 23, 2002, (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Administrative Agent, Wachovia Securities, Inc., as sole lead arranger and book runner, and the Lenders party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

          WHEREAS, as a condition precedent to the extensions of credit by the Administrative Agent, the other Lenders and the other Secured Parties under the Credit Agreement from time to time, each Grantor has executed and delivered that certain Company Security Agreement dated December 1, 2002 made by the Grantors to the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

          WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

          SECTION 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(i)	the patents and patent applications set forth in Schedule A hereto (the “Patents”);

(ii)	the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);

Company Security Agreement

(iii)	all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(iv)	all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v)	any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi)	any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

          SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor and the other Obligors now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and that would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving an Obligor.

          SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

          SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein

Company Security Agreement

          SECTION 6. Assignment of Security. Toronto Dominion (Texas), Inc., as administrative agent under the Existing Credit Agreement (as defined in the Security Agreement), hereby transfers and assigns to the Administrative Agent for the benefit of itself and the other Lenders and Secured Parties all of its security interests and other rights in and to the Collateral.

          SECTION 7. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Company Security Agreement

          IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

TORONTO DOMINION (TEXAS), INC.

By	Name:
Title:

Address for Notices:

[NAME OF BORROWER]

By	Name:
Title:

Address for Notices:

[NAME OF GRANTOR]

By	Name:
Title:

Address for Notices:

Company Security Agreement

[NAME OF GRANTOR]

By	Name:
Title:

Address for Notices:

[ETC.]

Company Security Agreement

Annex B to the
Security Agreement

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

          This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this “IP Security Agreement Supplement”) dated ______, ______, is made by the Person listed on the signature page hereof (the “Grantor”) in favor of ______ (“______”), as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Security Agreement referred to below).

          WHEREAS, Hollinger International Publishing Inc., a Delaware corporation, and certain of its affiliates entered into a Fifth Amended and Restated Credit Agreement, dated as of December 23, 2002, (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Administrative Agent, Wachovia Securities, Inc., as sole lead arranger and book runner, and the Lenders party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

          WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain Security Agreement dated December ______, 2002 made by the Grantor and such other Persons to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) and that certain Intellectual Property Security Agreement dated ______ , ______ (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”).

          WHEREAS, under the terms of the Security Agreement, the Grantor has granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

          SECTION 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(i)	the patents and patent applications set forth in Schedule A hereto (the “Patents”);

(ii)	the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);

Company Security Agreement

(iii)	the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(iv)	all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v)	all any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi)	any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the foregoing or arising from any of the foregoing.

          SECTION 2. Supplement to Security Agreement. Schedule III to the Security Agreement is, effective as of the date hereof, hereby supplemented to add to such Schedule the Additional Collateral.

          SECTION 3. Security for Obligations. The grant of a security interest in the Additional Collateral by the Grantor under this IP Security Agreement Supplement secures the payment of all Obligations of the Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

          SECTION 4. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.

          SECTION 5. Grants, Rights and Remedies. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Additional Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

          SECTION 6. Governing Law. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

Company Security Agreement

          IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[NAME OF GRANTOR]

By
Name:
Title:

Address for Notices:

Company Security Agreement